A&Q ALTERNATIVE FIXED-INCOME STRATEGIES FUND LLC

PROSPECTUS SUPPLEMENT

DATED JANUARY 12, 2015

The information set forth below supplements and supersedes any contrary information contained in the Fund's Prospectus dated May 1, 2014.  Prospective investors are urged to read the Prospectus carefully, which is provided together with (or has preceded) this Supplement.  Capitalized terms not otherwise defined herein shall have the same meaning as provided in the Prospectus.  If the prospective investor wishes to invest in the Fund, the investor must complete, execute and return the Fund's Investor Certificate, which is attached to the Prospectus as Appendix A.

Effective January 1, 2015, the Fund changed its tax classification from a partnership to a regulated investment company ("RIC") within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the "Code") (the "RIC Conversion").  The Board of Directors of the Fund approved the RIC Conversion at a meeting held on September 16, 2014.

The Fund has further amended and restated its Limited Liability Company Agreement to reflect a standard corporate unitized structure, rather than the previous partnership capital account structure.  Attached hereto as Appendix A is the Fund's Third Amended and Restated Limited Liability Company Agreement, dated as of January 1, 2015 (the "LLC Agreement").

As a result of the RIC Conversion, the Prospectus is subject to certain revisions.  All references to the Fund as a partnership for tax purposes, and all related disclosure regarding capital accounts, allocations and the treatment of the Fund as a partnership and investors as partners for tax purposes, are deleted in their entirety.  Additionally, the following disclosure is incorporated into the Prospectus:

DESCRIPTION OF UNITS

The Fund is a limited liability company organized under the laws of the state of Delaware.  The Fund is authorized to issue an unlimited number of units of limited liability company interests ("Units").  The Board is authorized to increase or decrease the number of Units the Fund is authorized to issue.  Each Unit has one vote at all meetings of investors and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable.

All Units are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights.  Investors are not liable for further calls or assessments.  The Fund will send periodic reports (including financial statements) to all investors.  The Fund does not intend to hold annual meetings of investors.  Investors are entitled to receive dividends only if and to the extent declared by the Board and only after the Board has made provision for working capital and reserves as it in its sole discretion deems advisable.  Units are not available in certificated form.  Any transfer of Units will be void if made (i) to an account held through a broker, dealer or other financial intermediary that has not entered into an agreement for the provision of investor services to the Fund or (ii) to any person who is not a Qualified Investor.  In addition, in the event of any transfer that violates the foregoing transfer restrictions, such as pursuant to testate or intestate succession, the Fund will have the right (but not the obligation) to repurchase any such improperly transferred Units at their then current net asset value.  This repurchase right would be in addition to any other remedy that the Fund may have, including, when consistent with applicable law, refusing to recognize any such transfer.  With very limited exceptions, Units are not transferable and liquidity will be provided principally through limited repurchase offers.

In general, any action requiring a vote of the holders of the Units of the Fund shall be effective if taken or authorized by the affirmative vote of a majority of the outstanding Units.  Any change in the Fund's fundamental policies may also be authorized by the vote of the holders of two-thirds of the Units present at an investors' meeting if the holders of a majority of the outstanding Units are present or represented by proxy.

The LLC Agreement provides that the Fund will be dissolved if the Units of any investor that has submitted a written request, in accordance with the terms of the LLC Agreement, to tender all of its Units for repurchase by the Fund has not been repurchased within a period of two years of such request.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, after payment of all of the liabilities of the Fund, investors are entitled to share ratably in all the remaining assets of the Fund.

THE OFFERING

The Fund commenced a public offering in August 2002, and has engaged in a continuous offering since that time.  The Fund has registered $821,751,879 of Units for sale under the registration statement to which the Prospectus relates.

The Fund is offering Units at an initial price of $1,000 through UBS Financial Services Inc. (together with any other broker or dealer appointed by the Fund as distributor of its Units, the "Distributor").  The Adviser and the Distributor may pay from their own resources compensation to the Distributor's or its affiliates' financial advisors, as well as third-party securities dealers and other industry professionals, in connection with the sale and distribution of the Units or ongoing servicing of clients with whom they have placed Units in the Fund.

Units may be purchased as of the first business day of each month at the Fund's then current NAV per Unit.  Each date on which Units are delivered is referred to as a "Closing Date."  Prior to a Closing Date, an investor's funds will be held in a non-interest-bearing account at The Bank of New York Mellon, in accordance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended.  An investor will not become an investor of the Fund, and has no rights (including, without limitation, any voting or redemption rights, or any rights with respect to standing), until the relevant Closing Date.

Generally, the stated minimum initial investment is Units with a value of at least $50,000, which minimum may be reduced in the Adviser's sole discretion, but not below $25,000.  If you want to purchase Units with a value of less than $50,000, you should speak with your financial advisor.  In granting any reduction, consideration is given to various factors, including the investor's overall relationship with the Distributor, the investor's holdings in other funds affiliated with the Adviser, and such other matters as the Adviser may consider relevant at the time.  Financial advisors may receive a reduced sales credit for selling Units substantially below this stated minimum initial amount.  The Fund, in its sole discretion, may vary the investment minimums from time to time.  Investors purchasing Units in the Fund may be charged a sales load of up to 2% of the investor's investment.

DISTRIBUTION POLICY

The Fund pays dividends on the Units at least annually in amounts representing substantially all of the net investment income, if any, earned each year.  The Fund pays substantially all taxable net capital gain realized on investments to investors at least annually.

Distributions paid by the Fund will be reinvested in additional Units of the Fund unless an investor "opts out" (elects not to reinvest in Units).  Investors may elect initially not to reinvest by indicating that choice on the Dividend Reinvestment Election Form attached hereto as Appendix B.  Thereafter, investors are free to change their election at any time by contacting BNY (or, alternatively, by contacting their broker or dealer, who will inform the Fund).  Units purchased by reinvestment will be issued at their net asset value on the ex-dividend date (generally, the last business day of a month).  There is no sales charge or other charge for reinvestment.  The Fund reserves the right to suspend or limit at any time the ability of investors to reinvest distributions.

TAX RISK

Special tax risks are associated with an investment in the Fund.  The Fund intends to qualify as a RIC under Subchapter M of the Code.  As such, the Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements.

Each of the aforementioned ongoing requirements for qualification for the favorable tax treatment available to RICs requires that the Fund obtain information from or about certain Investment Funds in which the Fund is invested.  However, Investment Funds generally are not obligated to disclose the contents of their portfolios.  This lack of transparency may make it difficult for the Adviser to monitor the sources of the Fund's income and the diversification of its assets, and otherwise comply with Subchapter M of the Code, and ultimately may limit the universe of Investment Funds in which the Fund can invest.  Furthermore, although the Fund expects to receive information from each Investment Manager regarding its investment performance on a regular basis, in most cases there is little or no means of independently verifying this information.

If before the end of any quarter of its taxable year, the Fund believes that it may fail the asset diversification requirement, the Fund may seek to take certain actions to avert such a failure.  The Fund may try to acquire additional interests in Investment Funds to bring the Fund into compliance with the asset diversification test.  However, the action frequently taken by RICs to avert such a failure, the disposition of non-diversified assets, may be difficult for the Fund to pursue because of the limited liquidity of the interests in the Investment Funds.  While relevant tax provisions afford the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund's ability to effect a sale of, or redemption from, an Investment Fund may limit utilization of this cure period.  In certain cases, the Fund may be afforded a longer cure period under applicable savings provisions.  However, the Fund may be subject to a penalty tax in connection with its use of those savings provisions.  If the Fund fails to satisfy the asset diversification or other RIC requirements, it may lose its status as a RIC under the Code.  In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to investors.  In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund's current and accumulated earnings and profits.  Accordingly, disqualification as a RIC would have a material adverse effect on the value of the Units and the amount of the Fund's distributions.  In addition, the Fund is required each December to make certain "excise tax" calculations based on income and gain information that must be obtained from certain Investment Funds.  If the Fund does not receive accurate information from those Investment Funds, the Fund risks failing to satisfy the Subchapter M qualification tests and/or incurring the excise tax on undistributed income.  The Fund may, however, attempt to avoid such outcomes by paying a distribution that is or is considered to be in excess of the Fund's current and accumulated earnings and profits for the relevant period (i.e., a return of capital).  See "Taxes—Distributions to Investors" for more information regarding the treatment of returns of capital.

In addition, the Fund may invest a substantial portion of its assets in non-U.S. Investment Funds that are classified as "passive foreign investment companies" (each, a "PFIC") for U.S. federal income tax purpose.  As described below at "Taxes—Nature of the Fund's Investments—Investments in Passive Foreign Investment Companies," the Fund intends to make a mark-to-market election with respect to certain of its non-U.S. Investment Funds that are PFICs, with the result that a substantial portion of the Fund's income and gains may be ordinary in nature (and not eligible for distribution to investors as capital gain dividends or as "qualified dividend income").  Any non-U.S. Investment Funds and other non-U.S. entities in or through with the Fund invests may be subject to non-U.S. withholding and other taxes.  Further, adverse United States tax consequences can be associated with certain foreign investments, including potential United States withholding taxes on foreign investment entities with respect to their United States investments (including those described below under the caption "Taxes—The Hiring Incentives to Restore Employment Act, P.L. 111-147 (the 'HIRE Act')").

REPURCHASES OF UNITS

The Fund from time to time may offer to repurchase Units pursuant to written tenders by investors.  While an investor may request that the Fund tender for its Units in the Fund at any time, repurchases will be made only at such times and on such terms as may be determined by the Board, in its complete and exclusive discretion.  In determining whether the Fund should repurchase Units from investors pursuant to written tenders, the Fund's Board will consider the recommendation of the Adviser.  The Adviser expects that it will recommend to the Fund's Board that the Fund offer to repurchase Units on a quarterly basis.  The Board also will consider the following factors, among others, in making such determination:

•	whether any investors have requested to tender Units to the Fund;

•	the liquidity of the Fund's assets;

•	the investment plans and working capital requirements of the Fund;

•	the relative economies of scale with respect to the size of the Fund;

•	the history of the Fund in repurchasing Units;

•	the condition of the securities markets; and

•	the anticipated tax consequences of any proposed repurchases of Units.

The Board will determine that the Fund repurchase Units from investors pursuant to written tenders only on terms they determine to be fair to the Fund and to all investors or persons holding Units acquired from investors, as applicable.  When the Board determines that the Fund will repurchase Units, notice will be prepared describing the terms of such repurchase, and containing information investors should consider in deciding whether and how to participate in such repurchase opportunity.  Investors who are deciding whether to tender Units during the period that a repurchase offer is open may ascertain an estimated NAV of their Units from their respective financial advisors.

If a repurchase offer is oversubscribed by investors who tender Units, the Fund may extend the repurchase offer period, repurchase a pro rata portion of the Units tendered or take any other action permitted by applicable law.

Repurchases will be effective after receipt and acceptance by the Fund of eligible written tenders of Units from investors by the applicable repurchase offer deadline.  The Fund does not impose any charges in connection with repurchases of Units.  Units will be repurchased by the Fund after the Advisory Fee has been deducted from the Fund's assets as of the end of the month in which the repurchase occurs (i.e., the Advisory Fee for the fiscal quarter in which Units are to be repurchased is deducted before effecting the repurchase).

In light of liquidity constraints associated with the Fund's investments in Investment Funds and the fact that the Fund may have to effect redemptions from Investment Funds in order to pay for Units being repurchased, any repurchase offer will generally commence approximately 100 days prior to the last day of March, June, September and December each year (each of March 31, June 30, September 30 and December 31 is referred to as a "Tender Valuation Date").  Tenders will be revocable upon written notice to the Fund up to approximately 70 days prior to the applicable Tender Valuation Date (such deadline for revocation being the "Expiration Date").  If the Fund experiences a significant number of revocations, the Fund may have excess uninvested cash.  If a repurchase offer is extended, the Expiration Date will be extended accordingly.

Repurchases of Units by the Fund will be made in the form of promissory notes.  Each tendering investor will receive a promissory note entitling the investor to receive the value of the investor's Units determined as of the Tender Valuation Date.  Any promissory notes provided to investors in payment for tendered Units will not be transferable.  The delivery of such promissory notes will generally be made promptly (within five business days) after the Expiration Date.  Payment of substantially all of the outstanding principal amount of the promissory notes will be made as promptly as practicable after the applicable Tender Valuation Date.  The Fund will not impose any charges on repurchases of Units in the Fund, although it may allocate to tendering investors withdrawal or similar charges imposed by Investment Funds if the Adviser determined to withdraw from the Investment Fund as a result of a tender and such a charge was imposed on the Fund.

If the Fund's repurchase procedures must be revised in order to comply with regulatory requirements, the Board will adopt modified procedures reasonably designed to provide investors substantially the same liquidity for Units as would be available under the procedures described above.  The Fund may be subject to initial lock-up periods of certain Investment Funds beginning at the time of the Fund's initial investment in an Investment Fund.  During this period, the Fund will not be permitted to withdraw its investment or will only be able to do so with payment of a fee.  In addition, some Investment Funds may, from time to time, suspend completely or restrict withdrawal rights for an indefinite period of time in response to market unrest or other adverse conditions.  During such times, the Fund may not be able to liquidate its holdings in such Investment Funds to meet repurchase requests.  As a result, the Fund is not able to guarantee liquidity to investors through repurchase offers.  Furthermore, if the Fund seeks to liquidate its investment in an Investment Fund that maintains a "side pocket," the Fund may not be able to fully liquidate its investment without delay and such delay could be substantial.  Accordingly, the Fund may need to suspend or postpone repurchase offers if it is not able to dispose of its interests in Investment Funds in a timely manner.

An investor tendering for repurchase less than all of its Units must maintain an account balance of at least $50,000 after the repurchase is effected.  If an investor tenders an amount that would cause the investor's account balance to fall below the required minimum, the Fund reserves the right to reduce the amount to be repurchased from the investor so that the required minimum balance is maintained.  The Fund may also repurchase all of the investor's Units in the Fund.

The Fund's, and a Unit's, NAV may change materially from the date a tender offer is mailed, to the close of the tender period and to the applicable Tender Valuation Date (such date, or any later valuation date if a tender offer is extended, being referred to as the "calculation date"), and it also may change materially shortly after a tender is completed.  The repurchase price payable in respect of repurchased Units will be equal to the NAV of the investor's tendered Units based on the estimated NAV of the Fund's assets as of the calculation date.  Tendering investors have no right to receive any other price, and will not be paid any additional amounts, as a result of any adjustments to the Fund's NAV made in the course of the Fund's or any Investment Fund's year-end audit.  Similarly, the Fund and, therefore, remaining investors will not be entitled to recover any overpayments that a year-end audit indicates may have been paid to tendering investors.  Similar principles apply with respect to the NAV used to determine the purchase price of new Units of the Fund.  The method by which the Fund calculates its NAV is discussed below under the caption "Calculation of Net Asset Value."

Under these procedures, investors will have to decide whether to tender their Units for repurchase without the benefit of (i) having current information regarding the value of Units as of a date proximate to the Tender Valuation Date and (ii) the completion of the Fund's year-end audit and, as discussed above, any adjustments made in the course thereof.  In addition, there will be a substantial period of time between the date as of which investors must tender Units and the date they can expect to receive payment for their Units from the Fund.  However, promptly after the expiration of a repurchase offer, investors whose Units are accepted for repurchase will be given non-interest-bearing, non-transferable promissory notes by the Fund representing the Fund's obligation to pay for repurchased Units.  Payments for repurchased Units may be delayed under circumstances where the Fund has determined to redeem its interests in Investment Funds to make such payments, but has experienced delays in receiving payments from the Investment Funds.

The Fund retains the option to pay all or a portion of the purchase price for tendered Units by distributing securities, including direct or indirect interests in Investment Funds as well as other illiquid securities, to investors on a pro rata basis.  The receipt by an investor of an in-kind distribution of a security carries the risk that the investor may not be able to dispose of the security for an indeterminate period of time and only with the consent of a third party, as well as the risk that the distributed security may be very difficult to value.

CALCULATION OF NET ASSET VALUE

The NAV of the Fund will be equivalent to its assets less its liabilities as of any date of determination.  The NAV of the Fund and the NAV per Unit generally will be calculated by BNY, in consultation with the Adviser, as of the end of each calendar month in accordance with the LLC Agreement, and the valuation policies and procedures adopted by the Board.

The Board has approved procedures pursuant to which the Fund will value its investments in Investment Funds at fair value.  In accordance with these procedures, fair value as of each month ordinarily will be the value determined as of such period for each Investment Fund in accordance with the Investment Fund's valuation policies and reported at the time of the Fund's valuation.  As a general matter, the Fund bases its NAV on valuations of its interests in the Investment Funds provided by the Investment Managers and their agents, including their administrators.  The Adviser, BNY and the Adviser's valuation committee may not have the ability to assess the accuracy of these valuations.  Furthermore, valuations will be provided to the Fund based on the interim unaudited financial records of Investment Funds, and, therefore, will be estimates subject to adjustment (upward or downward) upon the auditing of such financial records.

Before investing in any Investment Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Investment Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Adviser reasonably believes to be consistent with (but not necessarily the same as) those used by the Fund for valuing its own investments.  After investing in an Investment Fund, the Adviser will monitor the valuation methodology used by the Investment Fund.  Although the procedures approved by the Board provide that BNY will review the valuations provided by the Investment Managers, none of the Adviser, BNY or the Adviser's valuation committee will be able to confirm independently the accuracy of valuations provided by such Investment Managers (which are unaudited, except for year-end valuations).

Subject to the foregoing, for each period that the NAV of the Fund is calculated, BNY will review any material discrepancies with the Adviser.  BNY and the Adviser's valuation committee will consider all relevant information and the reliability of pricing information provided by the Investment Managers.  They may conclude, however, in certain circumstances that the information provided by an Investment Manager does not represent the fair value of the Fund's interests in the Investment Fund.  In those circumstances, the Fund might value its interests in the Investment Fund at a discount or a premium to the value it receives from the Investment Fund.  Following procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Investment Fund, the Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to NAV.  Any such decision would be made in good faith, and subject to the review and supervision of the Board.

TAXES

The following is a summary of certain U.S. federal income tax considerations relevant to the Fund and the purchase, ownership and disposition of Units.  This discussion offers only a summary of the federal income tax consequences of investing in the Fund and is based upon U.S. federal income tax laws in effect on the date hereof, which are subject to change by legislative, judicial or administrative action, possibly with retroactive effect.  This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to investors in light of their particular circumstances.  Prospective investors should consult their own tax advisers as to the federal income tax consequences of the purchase, ownership and disposition of Units of the Fund, as well as the tax consequences arising under laws of any state, foreign country, or other taxing jurisdiction.

Taxation of the Fund

The Fund intends to qualify, and will elect to be treated, as a RIC under the Code.  To qualify as such, the Fund must comply with certain requirements relating to, among other things, the sources of its income and diversification of its assets.  More particularly, the Fund must derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in "qualified publicly traded partnerships" (as defined in the Code).  In addition, the Fund must diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or one or more "qualified publicly traded partnerships" (as defined in the Code).

With respect to these requirements, the Fund will, in appropriate circumstances, "look through" to the income, assets and investments of the Investment Funds.  If the Fund satisfies these requirements and distributes at least 90% of its investment income and net short-term capital gains to investors each year, the Fund will not be required to pay federal income taxes on any income it distributes to investors.

The Code contains savings provisions pursuant to which the Fund can cure certain failures to comply with the RIC income and asset diversification requirements.  However, the Fund may be subject to a penalty tax in connection with its use of certain of these savings provisions.

To avoid a non-deductible 4% federal excise tax, the Fund will be required to distribute by December 31st of each year an amount at least equal to the sum of (i) 98% of its ordinary income, generally determined on a calendar year basis, (ii) 98.2% of its capital gain net income (which generally is computed on the basis of the one-year period ending on October 31st of such year), and (iii) any amounts that were not distributed in previous taxable years on which the Fund paid no U.S. federal income tax.

If the Fund fails to qualify as a RIC or fails to satisfy the 90% distribution requirement in any taxable year, the Fund would no longer be a flow-through entity and instead would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its investors) and all distributions out of earnings and profits would be taxed to investors as ordinary income.  In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

Nature of the Fund's Investments

Investments in Flow-Through Vehicles.  The character of the Fund's distributive share of items of income, gain and loss derived through Investment Funds that are properly treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships) generally will be determined as if the Fund realized such tax items in the same manner as realized by those Investment Funds.  Certain of the investment strategies of the Fund and the Investment Funds may be subject to special and complex federal income tax provisions that, among other things, can (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss, (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock, securities or other assets is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not qualify as good income under the 90% gross income test.

Investments in Passive Foreign Investment Companies.  The Fund may directly or indirectly own equity interests in non-U.S. Investment Funds and/or other non-U.S. entities, which will be treated as PFICs.  The Fund may be subject to U.S. federal income tax, at ordinary income rates, on a portion of any "excess distribution" or gain from the disposition of such interests even if such income is distributed as a taxable dividend by the Fund to its investors.  Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.  In lieu of such treatment, an election can be made by the Fund to mark-to-market the shares in a PFIC at the end of each taxable year.  In such case, the Fund would recognize as ordinary income its share of any increase in the value of such shares, and as ordinary loss its share of any decrease in such value to the extent it does not exceed its share of prior increases in income.  Alternatively, in certain cases, an election can be made by the Fund to treat the PFIC as a "qualified electing fund" under the Code (a "QEF").  In such case, the Fund would be required to include in income each year a portion of the QEF's ordinary earnings and net capital gain (as ordinary income and capital gains, respectively), even if not distributed to the Fund.  If the QEF incurs losses for a taxable year, these losses will not pass through to the Fund and, accordingly, cannot offset other income and/or gains of the Fund.  The Fund may not be able to make the QEF election with respect to many PFICs because of certain requirements that the PFICs themselves would have to satisfy.  Under either election, the Fund might be required to recognize income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during the applicable year, and such income would nevertheless be subject to the distribution requirement and would be taken into account under prescribed timing rules for purposes of the 4% excise tax (described above).  Dividends paid by PFICs will not be treated as "qualified dividend income."  In certain cases, the Fund will not be the party legally permitted to make the mark-to-market election or QEF election in respect of indirectly held PFICs and, in such cases, will not have control over whether the party within the chain of ownership that is legally permitted to make the mark-to-market or QEF election will do so.

A substantial portion of the Fund's assets may be invested in non-U.S. Investment Funds that are classified as PFICs.  The Fund intends to make a mark-to-market election with respect to certain of its non-U.S. Investment Funds that are PFICs, with the result that a substantial portion of the Fund's income and gains may be ordinary in nature (and not eligible for distribution to investors as capital gain dividends or as "qualified dividend income").

Portfolio Transactions

Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses.  A portion of the gain or loss realized from the disposition of foreign currencies (including foreign currency denominated bank deposits) and non-U.S. dollar denominated securities (including debt instruments and certain futures or forward contracts and options), however, may be treated as ordinary income or loss.  Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such receivables are collected or the time that the liabilities are paid may be treated as ordinary income or loss.  In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income, and all or a portion of the gain realized from engaging in "conversion transactions" (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.

Hedging and Derivative Transactions

Gain or loss, if any, realized from certain financial futures or forward contracts and options transactions ("Section 1256 contracts") generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss.  Gain or loss will arise upon exercise or lapse of Section 1256 contracts.  In addition, any Section 1256 contracts remaining unexercised at the end of the holder's taxable year are treated as sold for their then fair market value, resulting in the recognition of gain or loss characterized in the manner described above.

Offsetting positions held by the Fund, or the Investment Funds, involving certain financial futures or forward contracts or options transactions with respect to actively traded personal property may be considered, for tax purposes, to constitute "straddles."  In addition, investments by the Fund in particular combinations of Investment Funds may also be treated as a "straddle."  To the extent the straddle rules apply to positions established by the Fund, or the Investment Funds, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting positions.  Further, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income.  Certain of the straddle positions held by the Fund, or the Investment Funds, may constitute "mixed straddles."  One or more elections may be made in respect of the federal income tax treatment of "mixed straddles," resulting in different tax consequences.  In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

If the Fund, or possibly an Investment Fund, either (i) holds an appreciated financial position with respect to stock, certain debt obligations or partnership interests ("appreciated financial position"), and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property, or (ii) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund, or such Investment Fund, enters into the financial position or acquires the property, respectively.  The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the appreciated financial position is held unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the risk of loss relating to the appreciated financial position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as by reason of an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

If an Investment Fund enters into certain derivatives (including forward contracts, long positions under notional principal contracts, and related puts and calls) with respect to equity interests in certain pass-thru entities (including other RICs, real estate investment trusts, partnerships, real estate mortgage investment conduits and certain trusts and foreign corporations), long-term capital gain with respect to the derivative may be recharacterized as ordinary income to the extent it exceeds the long-term capital gain that would have been realized had the interest in the pass-thru entity been held directly during the term of the derivative contract.  Any gain recharacterized as ordinary income will be treated as accruing at a constant rate over the term of the derivative contract and may be subject to an interest charge.  The Treasury has authority to issue regulations expanding the application of these rules to derivatives with respect to debt instruments and/or stock in corporations that are not pass-thru entities.

Foreign Taxes

The Fund's investment in non-U.S. stocks or securities may be subject to withholding and other taxes imposed by countries outside the United States.  In that case, the Fund's yield on those stocks or securities would be decreased.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.  If more than 50% of the Fund's assets at year-end consists of the stock or securities of foreign corporations, the Fund may elect to permit its investors to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid or deemed paid by the Fund to foreign countries in respect of foreign stock or securities the Fund has held for at least the minimum period specified in the Code.  In such a case, investors will include in gross income from foreign sources their pro rata shares of such taxes.

Distributions to Investors

The Fund will ordinarily declare and pay dividends from its net investment income and distribute net realized capital gains, if any, once a year.  The Fund, however, may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the Investment Company Act.

Dividends from net investment income and net short-term capital gain generally will be taxable as ordinary income (which generally cannot be offset with capital losses from other sources) and, to the extent attributable to dividends from U.S. corporations, may be eligible for a dividends-received deduction for investors that are corporations.  Further, to the extent the dividends are attributable to dividends from U.S. corporations and certain foreign corporations, such dividends may, in certain cases, be eligible for treatment as "qualified dividend income," which is subject to tax at rates equivalent to long-term capital gain tax rates (which currently reach a maximum of 20%), by investors that are individuals.  Distributions from net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) will be taxable as long-term capital gain, regardless of how long Units have been held by the investor, and will not be eligible for the dividends-received deduction or treatment as "qualified dividend income."  As discussed above at "Nature of the Fund's Investments—Investments in Passive Foreign Investment Companies," a substantial portion of the Fund's distributions to its investors may be taxable as ordinary income and may not be eligible for the dividends-received deduction or treatment as "qualified dividend income."  The Fund will inform its investors of the amount and character of its distributions to investors.

The tax treatment of dividends and capital gain distributions will be the same whether you take them in cash or reinvest them to buy additional Units.  Distributions by the Fund that are or are considered to be in excess of the Fund's current and accumulated earnings and profits for the relevant period will be treated as a tax-free return of capital to the extent of (and in reduction of) the tax basis in your Units and any such amount in excess of your tax basis will be treated as gain from the "sale or exchange" of Units, as discussed below.

An additional 3.8% tax is applicable in respect of the net investment income of certain individuals and the undistributed net investment income of certain estates and trusts.  For these purposes, "net investment income" generally includes, among other things, dividends (including dividends paid with respect to Units of the Fund to the extent paid out of the Fund's current or accumulated earnings and profits as determined under U.S. federal income tax principles) and net gain attributable to the disposition of property not held in a trade or business (which could include net gain from the sale, exchange or other taxable disposition of Units), but is reduced by any deductions properly allocable to such income or net gain.  Investors are advised to consult their own tax advisors regarding the additional taxation of net investment income.

Fund distributions may be subject to state and local taxes.  You should consult with your own tax advisor regarding the particular consequences of investing in the Fund.

Income from Repurchases and Transfers of Units

A repurchase of Units by the Fund will be a taxable transaction for federal income tax purposes, either as a "sale or exchange," or, under certain circumstances, as a "dividend."  In general, the transaction should be treated as a sale or exchange of the Units if the receipt of cash results in a meaningful reduction in the investor's proportionate interest in the Fund or results in a "complete redemption" of the investor's interest, in each case applying certain constructive ownership rules.

If the repurchase of your Units qualifies for sale or exchange treatment, you will recognize gain or loss equal to the difference between the amount received in exchange for the repurchased Units and the adjusted tax basis of those Units.  Such gain or loss will be capital gain or loss if the repurchased Units were held by you as capital assets, and generally will be treated as long-term capital gain or loss if you held, or are treated as having held, the repurchased Units for more than one year, or as short-term capital gain or loss if you held, or are treated as having held, the repurchased Units for one year or less.  However, if you received any long-term capital gain distributions in respect of the repurchased Units (including, for this purpose, amounts credited as undistributed capital gains in respect of those Units) and you held, or are treated as having held, the repurchased Units for six months or less, any loss you realize will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distributions.

Notwithstanding the foregoing, any capital loss realized by an investor will be disallowed to the extent the Units repurchased by the Fund are replaced (including through reinvestment of dividends) with substantially similar units within a period of 61 days beginning 30 days before and ending 30 days after the repurchase of the Units.  If disallowed, the loss will be reflected in an upward adjustment to the basis of the Units acquired.  The deductibility of capital losses is subject to statutory limitations.

If the repurchase of your Units does not qualify for sale or exchange treatment, you may be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) your tax basis in the relevant Units.  The tax basis in the Units repurchased by the Fund, to the extent remaining after any dividend and return of capital distribution with respect to those Units, will be transferred to any remaining Units held by you.

The Fund may be required to withhold, for U.S. federal income taxes, a portion of the taxable dividends and Unit repurchase proceeds payable to investors who fail to provide the Fund with their correct taxpayer identification numbers (TINs) or who otherwise fail to make required certifications, or if the Fund or the investor has been notified by the Internal Revenue Service that such investor is subject to backup withholding.  Certain investors specified in the Code and the Treasury Regulations promulgated thereunder are exempt from backup withholding, but may be required to provide documentation to establish their exempt status.  Backup withholding is not an additional tax.  Any amounts withheld will be allowed as a refund or a credit against the investor's federal income tax liability if the appropriate information is provided to the Internal Revenue Service.

The Fund generally will be required to report to the Internal Revenue Service and furnish to you the cost basis and holding period for Units repurchased from you by the Fund.  The Fund intends to elect the average cost single category ("ACSC") method as the default cost basis method for purposes of this requirement.  If you wish to accept the ACSC method as your default cost basis calculation method in respect of Units in your account, you do not need to take any additional action.  If, however, you wish to affirmatively elect an alternative cost basis calculation method in respect of Units in your account, you must contact BNY to obtain and complete a cost basis election form.  The cost basis method applicable to a particular Unit repurchase may not be changed after the valuation date established by the Fund in respect of that repurchase.  Investors should consult their tax advisors regarding their cost basis reporting options and to obtain more information about how the cost basis reporting rules apply to them.

A sale of Units, other than in the context of a repurchase of Units by the Fund, generally will have the same tax consequences as described above in respect of a Unit repurchase that qualifies for "sale or exchange" treatment.

Tax Information

The Fund expects that each January, the Fund will send investors information on the tax status of any distribution made during the previous calendar year.  Because each investor's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

If an investor recognizes a loss with respect to Units in excess of certain prescribed thresholds (generally, $2 million or more for an individual investor or $10 million or more for a corporate investor), the investor must file with the Internal Revenue Service a disclosure statement on Form 8886.  Direct investors of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, investors in RICs are not excepted.  The fact that a loss is reportable as just described does not affect the legal determination of whether the taxpayer's treatment of the loss is proper.  Investors should consult their tax advisors to determine the applicability of this reporting requirement in light of their individual circumstances.

Tax-Exempt Investors

Under current law, the Fund serves to "block" (that is, prevent the attribution to investors of) unrelated business taxable income ("UBTI") from being realized by its tax-exempt investors (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities).  Notwithstanding the foregoing, a tax-exempt investor could realize UBTI by virtue of its investment in Units if those Units constitute debt-financed property in the hands of the tax-exempt investor within the meaning of Section 514(b) of the Code.  A tax-exempt investor may also recognize UBTI if the Fund were to recognize "excess inclusion income" derived from direct or indirect investments in residual interests in real estate mortgage investment conduits or taxable mortgage pools.  If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

Foreign Investors

U.S. taxation of an investor who, as to the United States, is a nonresident alien individual, a foreign trust or estate, or a foreign corporation ("foreign investor") as defined in the Code, depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the foreign investor.

Income Not Effectively Connected.  If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the foreign investor, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any "excess inclusion income" allocated to the foreign investor), which tax is generally withheld from such distributions.  Capital gain dividends and any amounts retained by the Fund that are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign investor is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.  However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182-day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% tax.

If the Fund is a "United States real property holding corporation," or would be but for the operation of certain exclusions, distributions by the Fund that are realized on account of certain capital gain dividends from REITs will generally cause the foreign investor to be treated as recognizing such gain as income effectively connected to a trade or business within the United States (subject to the rules described below for effectively connected income).  Generally, the Fund is required to withhold taxes on a distribution to a foreign investor attributable to such gains, and such a distribution may subject a foreign investor to a U.S. tax filing obligation and may create a branch profits tax liability for foreign corporate investors.  Under a de minimis exception to the rule described above, if a foreign investor has not held more than 5% of the Fund's Units at any time during the one-year period ending on the date of the distribution, the foreign investor is not treated as receiving a distribution attributable to gains derived through REITs, but is, instead, treated as receiving an ordinary distribution subject to U.S. tax at the rate of 30% (or lower treaty rate).

As discussed above at "Income from Repurchases and Transfers of Units," if a repurchase of an investor's Units by the Fund does not qualify for sale or exchange treatment, the investor may, in connection with such repurchase, be treated as having received, in whole or in part, a dividend (which would be taxable, as described above), a tax-free return of capital, or capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the investor's tax basis in the relevant Units repurchased.  If the repurchase qualifies as a sale or exchange, the investor will generally realize capital gain or loss equal to the difference between the amount received in exchange for the repurchased Units and the adjusted tax basis of those Units.

Any capital gain that a foreign investor realizes upon a repurchase of Units or otherwise upon a sale or exchange of Units will ordinarily be exempt from U.S. tax unless (i) in the case of a foreign investor that is a nonresident alien individual, the gain is U.S. source income and such investor is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or (ii) at any time during the shorter of the period during which the foreign investor held such Units and the five-year period ending on the date of the disposition of those Units, the Fund was a "United States real property holding corporation" (as such term is defined in the Code) and the foreign investor actually or constructively held more than 5% of the Fund's Units.  In the latter event, the gain would be subject to withholding tax and otherwise taxed in the same manner as income that is "effectively connected" with a U.S. trade or business, as discussed below.

Income Effectively Connected.  If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a foreign investor, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund that are reported by the Fund as undistributed capital gains, and any gains realized upon the sale or exchange of Units will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations, and such taxable amounts may subject a foreign investor to a U.S. tax filing obligation.  Foreign corporate investors may also be subject to the branch profits tax imposed by the Code.

In the case of a foreign investor, the Fund may be required to withhold U.S. federal income tax from distributions and repurchase proceeds that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate), unless the foreign investor certifies his foreign status under penalties of perjury or otherwise establishes an exemption.

The tax consequences to a foreign investor entitled to claim the benefits of an applicable tax treaty may differ from those described herein.

Foreign investors are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

The Hiring Incentives to Restore Employment Act, P.L. 111-147 (the "HIRE Act")

Under the Foreign Account Tax Compliance Act provisions enacted as part of the HIRE Act, a 30% withholding tax will be imposed on dividends paid by the Fund, and on long-term capital gain dividends and redemption proceeds paid after December 31, 2016, to:  (i) a "foreign financial institution," which term includes certain non-U.S. investment funds, if the foreign financial institution does not, among other things, comply, under an agreement with the Secretary of the Treasury or his/her delegate or the terms of an applicable intergovernmental agreement entered into by the United States and the country where such non-U.S. investor resides or does business, with prescribed due diligence requirements necessary to determine which of its accounts (including equity interests in the foreign financial institution) are held by specified United States persons or United States owned foreign entities (such accounts, "United States accounts"), and prescribed reporting requirements in respect of its United States accounts; and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners.  To comply with these requirements, the Fund may, in appropriate circumstances, require investors to provide information and tax documentation regarding their direct and indirect owners, and direct and indirect owners of certain entity investors may be required to waive the application of any non-U.S. laws which, but for such waiver, would prevent such entity from reporting information in respect of United States accounts in accordance with the applicable provisions of the HIRE Act or any agreement described in Section 1471(b) of the Code.

The HIRE Act also imposes information reporting requirements on individuals (and, to the extent provided in future regulations, certain domestic entities) that hold any interest in a "specified foreign financial asset" if the aggregate value of all such assets held by such individual exceeds $50,000.  Significant penalties can apply upon a failure to make the required disclosure and in respect of understatements of tax attributable to undisclosed foreign financial assets.  The scope of this reporting requirement is not entirely clear and all investors should consult their own tax advisors as to whether reporting may be required in respect of their indirect interests in certain investments of the Fund.

All non-U.S. investors are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Possible Legislative Changes

The tax consequences described herein may be affected (possibly with retroactive effect) by various legislative bills and proposals that may be initiated in Congress.  It is possible that certain previously expired tax provisions could be legislatively extended or otherwise modified.  Prospective investors should consult their own tax advisors regarding the status of any proposed legislation and the effect, if any, on their investment in the Fund.

Other Taxation

Fund investors should consult their own tax advisors regarding the state, local and foreign tax consequences of an investment in Units and the particular tax consequences to them of an investment in the Fund.

APPENDIX A

A&Q ALTERNATIVE FIXED-INCOME STRATEGIES FUND LLC

THIRD AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT

THIS THIRD AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT of A&Q ALTERNATIVE FIXED-INCOME STRATEGIES FUND LLC (the "Fund") is amended and restated as of January 1, 2015, by and among UBS Alternative and Quantitative Investments LLC ("UBS A&Q"), as Administrator, and each person admitted to the Fund and reflected on the books of the Fund as a Member.

W I T N E S S E T H :

WHEREAS, the Fund has heretofore been formed as a limited liability company under the Delaware Limited Liability Company Act, pursuant to the Certificate dated and filed with the Secretary of State of the State of Delaware on April 30, 2002; and

WHEREAS, the Fund has heretofore been governed by a Limited Liability Company Agreement dated as of May 9, 2002; and

WHEREAS, the Fund has heretofore been governed by a First Amended and Restated Limited Liability Company Agreement dated as of May 1, 2013; and

WHEREAS, the Fund has heretofore been governed by a Second Amended and Restated Limited Liability Company Agreement dated as of May 1, 2014 (the "Second Amended and Restated Agreement"); and

WHEREAS, UBS A&Q wishes to amend and restate the Second Amended and Restated Agreement in its entirety pursuant to the authority granted it under Section 8.1 hereof.

NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants hereinafter set forth, it is hereby agreed as follows:

ARTICLE I

DEFINITIONS

For purposes of this Agreement:

Administrator means UBS Alternative and Quantitative Investments LLC or any successor administrator to the Fund, in its capacity as administrator under the Administration Agreement.  The Administrator shall constitute a "manager" of the Fund within the meaning of the Delaware Act.

Administration Agreement means the administration agreement entered into between the Administrator and the Fund, as from time to time in effect.

Administration Fee means the fee paid to the Administrator out of the Fund's assets for administrative services provided by the Administrator.

Advisers Act means the Investment Advisers Act of 1940 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

Affiliate means affiliated person as such term is defined in the 1940 Act.

Agreement means this Third Amended and Restated Limited Liability Company Agreement, as amended and/or restated from time to time.

Board means the Board of Directors of the Fund established pursuant to Section 2.6 hereof.

Certificate means the Certificate of Formation of the Fund and any amendments thereto as filed with the office of the Secretary of State of the State of Delaware.

Code means the United States Internal Revenue Code of 1986, as amended and as hereafter amended from time to time, or any successor law.

Delaware Act means the Delaware Limited Liability Company Act (6 Del.C. §18-101, et seq.) as in effect on the date hereof and as amended from time to time, or any successor law.

Director means each natural person listed on Schedule I hereto who serves on the Board and any other natural person who, from time to time, pursuant hereto shall serve on the Board.  Each Director shall constitute a "manager" of the Fund within the meaning of the Delaware Act.

Fiscal Year means the period commencing on January 1, 2015 and ending on March 31, 2015 and, thereafter, each period commencing on April 1 of each year and ending on March 31 of each year (or on the date of a final distribution pursuant to Section 6.2 hereof), unless the Directors shall designate another fiscal year for the Fund that is a permissible taxable year under the Code.

Form N-2 means the Fund's Registration Statement on Form N-2 filed with the Securities and Exchange Commission, as amended from time to time.

Fund means the limited liability company governed hereby, as such limited liability company may from time to time be constituted.

Independent Directors means those Directors who are not "interested persons" of the Fund as such term is defined in the 1940 Act.

Insurance means one or more "key man" insurance policies on the life of any principal of a member of the Manager or any other insurance policy, the benefits of which are payable to the Fund.

Investment Funds means unregistered pooled investment vehicles and registered investment companies that are advised by an Investment Manager.

Investment Managers means portfolio managers among which the Fund deploys some or all of its assets.

Investment Management Agreement means the investment advisory agreement entered into between the Manager and the Fund, as from time to time in effect.

Investment Management Fee means the fee paid to the Manager out of the Fund's assets in accordance with the Investment Management Agreement.

Manager means UBS Alternative and Quantitative Investments LLC or any successor investment manager to the Fund, in its capacity as investment manager under the Investment Management Agreement.  The Manager shall constitute a "manager" of the Fund within the meaning of the Delaware Act.

Member means any person who is admitted to the Fund as a member until the Fund repurchases all of the Units of such person pursuant to Section 4.5 hereof or such person otherwise ceases to be a member of the Fund or a substitute Member who is admitted to the Fund pursuant to Section 4.4 hereof, in such person's capacity as a member of the Fund.  For purposes of the Delaware Act, the Members shall constitute a single class or group of members.

Net Assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund, calculated before giving effect to any repurchases of Units.

1940 Act means the Investment Company Act of 1940 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

1934 Act means the Securities Exchange Act of 1934 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

Original Agreement means the Limited Liability Company Agreement dated as of May 9, 2002.

Person means any individual, entity, corporation, partnership, association, limited liability company, joint-stock company, trust, estate, joint venture, organization or unincorporated organization.

Securities means securities (including, without limitation, equities, debt obligations, options, and other "securities" as that term is defined in Section 2(a)(36) of the 1940 Act) and any contracts for forward or future delivery of any security, debt obligation, currency or commodity, all manner of derivative instruments and any contracts based on any index or group of securities, debt obligations, currencies or commodities, and any options thereon.

Taxable Year means the period commencing on January 1, 2015 and ending on September 30, 2015 and, thereafter, each period commencing on October 1 of each year and ending on September 30 of the succeeding year (or on the date of a final distribution pursuant to Section 6.2 hereof), unless the Directors shall designate another taxable year for the Fund that is permissible or required under the Code.

Transfer means the assignment, transfer, sale or other disposition of all or any portion of a Unit, including any right to receive any distributions attributable to a Unit.

Units means the proportionate shares into which the limited liability company interests of all Members in the aggregate are divided, each of which represents an interest in the Fund that is equal in all respects to all other Units and as to which the holder thereof has such appurtenant rights and obligations as are set forth in this Agreement, and includes fractions of Units as well as whole Units.

ARTICLE II

ORGANIZATION; ADMISSION OF MEMBERS; BOARD

2.1           Formation of Limited Liability Company.

The Fund was organized as a limited liability company by filing the Certificate in the Office of the Secretary of State of the State of Delaware pursuant to the Delaware Act.  The Certificate may be restated by the Manager as provided in the Delaware Act or amended by the Manager to change the address of the Company's office in Delaware or the name and address of its resident agent in Delaware or to make corrections required by the Delaware Act.  Any persons designated by the Board hereby are designated as authorized persons, within the meaning of the Delaware Act, to execute, deliver and file all additional certificates (and any amendments and/or restatements thereof) required or permitted by the Delaware Act to be filed in the office of the Secretary of State of the State of Delaware.  The Board shall cause to be executed and filed with applicable governmental authorities any other instruments, documents and certificates which, in the opinion of the Fund's legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund.

2.2           Name.

The name of the Fund shall be "A&Q Alternative Fixed-Income Strategies Fund LLC" or such other name as the Board hereafter may adopt upon (i) causing an appropriate amendment to this Agreement to be adopted and to the Certificate to be filed in accordance with the Delaware Act and (ii) sending notice thereof to each Member.  The Fund's business may be conducted under the name of the Fund or, to the fullest extent permitted by law, any other name or names deemed advisable by the Board.

2.3           Principal and Registered Office.

The Fund shall have its principal office at the principal office of the Administrator, or at such other place designated from time to time by the Board.

The Fund shall have its registered office in the State of Delaware at 4001 Kennett Pike, Suite 302, Wilmington, Delaware 19807, and shall have Maples Fiduciary Services (Delaware) LLC as its registered agent at such registered office for service of process in the State of Delaware, unless a different registered office or agent is designated from time to time by the Board in accordance with the Delaware Act.

2.4           Duration.

The term of the Fund commenced on the filing of the Certificate with the Secretary of State of the State of Delaware and shall continue until the Fund is dissolved pursuant to Section 6.1 hereof.

2.5           Business of the Fund.

(a)           The business of the Fund is to purchase, sell (including short sales), invest and trade in Securities, and to engage in any financial or derivative transactions relating thereto or otherwise.  Discrete portions of the Fund's assets (which may constitute, in the aggregate, all of the Fund's assets) may be invested in general or limited partnerships, limited liability companies and other pooled investment vehicles which invest and trade in Securities, or managed in separate accounts which invest and trade in Securities.  The Administrator, in the exercise of its administrative functions on behalf of the Fund, may execute, deliver and perform all contracts, agreements and other undertakings and engage in all activities and transactions as may in the opinion of the Administrator be necessary or advisable to carry out the administration of the Fund's business and any amendments to any such contracts, agreements and other undertakings, all without any further act, vote or approval of any other person, notwithstanding any other provision of this Agreement.

(b)           The Fund shall operate as a closed-end, management investment company in accordance with the 1940 Act and subject to any fundamental policies and investment restrictions set forth in the Form N-2.

2.6           The Board.

(a)           The persons listed on Schedule I have agreed to be bound by the terms of this Agreement pertaining to the obligations of Directors and shall serve as Directors on the Board.  The Board may, subject to the provisions of paragraphs (a) and (b) of this Section 2.6 with respect to the number of and vacancies in the position of Director and the provisions of Section 3.3 hereof with respect to the election of Directors by Members, designate any person who shall agree to be bound by all of the terms of this Agreement as a Director.  The names and mailing addresses of the Directors shall be set forth in the books and records of the Fund.

(b)           Each Director shall serve as a Director for the duration of the term of the Fund, unless his or her status as a Director shall be sooner terminated pursuant to Section 4.2 hereof.  If any vacancy in the position of a Director occurs, the remaining Directors may appoint a person to serve in such capacity, so long as immediately after such appointment at least two-thirds of the Directors then serving would have been elected by the Members.  The Directors may call a meeting of Members to fill any vacancy in the position of Director, and shall do so within 60 days after any date on which Directors who were elected by the Members cease to constitute a majority of the Directors then serving as Directors.

(c)           If no Director remains, the Administrator shall promptly call a meeting of the Members, to be held within 60 days after the date on which the last Director ceased to act in that capacity, for the purpose of determining whether to continue the business of the Fund and, if the business shall be continued, of electing the required number of Directors.  If the Members shall determine at such meeting not to continue the business of the Fund or if the required number of Directors is not elected within 60 days after the date on which the last Director ceased to act in that capacity, then the Fund shall be dissolved pursuant to Section 6.1 hereof and the assets of the Fund shall be liquidated and distributed pursuant to Section 6.2 hereof.

2.7           Members.

The Board may admit one or more Members as of the beginning of each calendar month or at such other times as the Board may determine.  Members may be admitted to the Fund subject to the condition that each such Member shall execute an appropriate signature page of this Agreement or an instrument pursuant to which such Member agrees to be bound by all the terms and provisions hereof.  The Board, in its absolute discretion, may reject applications for the purchase of Units in the Fund.  The admission of any person as a Member shall be effective upon the revision of the books and records of the Fund to reflect the name and the purchase of Units of such additional Member.  The Manager and the Administrator, or their predecessors, were admitted to the Fund as Members as of the date of the Original Agreement.

2.8           Both Directors and Members.

A person may at the same time be a Director and a Member, or the Manager and a Member, in which event such person's rights and obligations in each capacity shall be determined separately in accordance with the terms and provisions hereof and as provided in the Delaware Act.

2.9           Limited Liability.

Except as otherwise provided under applicable law, none of the Members, Directors, the Manager nor the Administrator shall be liable personally for the Fund's debts, obligations or liabilities, whether arising in contract, tort or otherwise, solely by reason of being a member or manager of the Fund, except that a Member may be obligated to (i) make  certain payments pursuant to this Agreement and (ii) repay any funds wrongfully distributed to such Member.  Notwithstanding any other provision of this Agreement, the Administrator, in the exercise of its administrative functions on behalf of the Fund, may require a Member to pay, at any time or from time to time, whether before or after the dissolution of the Fund or after such Member ceases to be a member of the Fund, such amounts as are requested by the Administrator, in its exercise of its administrative functions on behalf of the Fund, to meet the Fund's debts, obligations or liabilities (not to exceed for any Member the aggregate amount of any distributions, amounts paid in connection with a repurchase of some or all of such Member's Units and any other amounts received by such Member from the Fund during or after the Fiscal Year in which any debt, obligation or liability of the Fund arose or was incurred); provided, however, that each Member shall contribute only his pro rata share of the aggregate amount requested based on such Member's proportional ownership of the Fund in the Fiscal Year in which the debt, obligation or liability arose or was incurred; and, provided further, that the provisions of this Section 2.9 shall not affect the obligations of Members under the Delaware Act.

ARTICLE III

MANAGEMENT

3.1           Management.

(a)           Subject to the requirements of the 1940 Act, the business and affairs of the Fund shall be managed under the direction of the Board.  The Board shall have the right, power and authority, on behalf of the Fund and in its name, to do all things necessary and proper to carry out its duties hereunder.  The parties hereto intend that, except to the extent otherwise expressly provided herein, (i) each Director shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a Delaware corporation, and (ii) each Independent Director shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an "interested person" of such company as such term is defined in the 1940 Act.  No Director shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Director's authority as delegated by the Board.  The Board may delegate the management of the Fund's day-to-day operations to one or more officers or other persons (including, without limitation, the Manager and the Administrator), subject to the investment objective and policies of the Fund and to the oversight of the Board.  During any period in which the Fund shall have no Directors, the Manager shall continue to serve as investment adviser to the Fund and the Administrator shall continue to provide administrative services to the Fund.

(b)           The Board shall have the exclusive authority and discretion to make any elections required or permitted to be made by the Fund under any provisions of the Code or any other revenue laws.

(c)           Members shall have no right to participate in and shall take no part in the management or control of the Fund's business and shall have no right, power or authority to act for or bind the Fund.  Members shall have the right to vote on any matters only as provided in this Agreement or on any matters that require the approval of the holders of voting securities under the 1940 Act.

(d)           The Board may delegate to any person any rights, power and authority vested by this Agreement in the Board to the extent permissible under applicable law.

3.2           Actions by the Board.

(a)           Unless provided otherwise in this Agreement, the Board shall act only: (i) by the affirmative vote of a majority of the Directors (which majority shall include any requisite number of Independent Directors required by the 1940 Act) present at a meeting duly called at which a quorum of the Directors shall be present (in person or, if in person attendance is not required by the 1940 Act, in person or by telephone) or (ii) by unanimous written consent of all of the Directors without a meeting, if permissible under the 1940 Act.

(b)           The Board may designate from time to time a Chairman who shall preside at all meetings.  Meetings of the Board may be called by the Chairman or any two Directors, and may be held on such date and at such time and place as the Board shall determine.  Each Director shall be entitled to receive written notice of the date, time and place of such meeting within a reasonable time in advance of the meeting.  Notice need not be given to any Director who shall attend a meeting without objecting to the lack of notice or who shall execute a written waiver of notice with respect to the meeting.  Directors may attend and participate in any meeting by telephone, except where in person attendance at a meeting is required by the 1940 Act.  A majority of the Directors then in office shall constitute a quorum at any meeting.

(c)           The Board may designate from time to time agents and employees of the Fund who shall have the same powers and duties on behalf of the Fund (including the power to bind the Fund) as are customarily vested in officers of a Delaware corporation or such powers as are otherwise delegated to them by the Board, and designate them as officers of the Fund.

3.3           Meetings of Members.

(a)           Actions requiring the vote of the Members may be taken at any duly constituted meeting of the Members at which a quorum is present.  Except as otherwise provided in Section 2.6(c) hereof, meetings of the Members may be called by the Board or by Members holding a majority of the total number of votes eligible to be cast by all Members, and may be held at such time, date and place as the Board or, to the extent applicable, the Administrator shall determine.  The Board shall arrange to provide written notice of the meeting, stating the date, time and place of the meeting and the record date therefor, to each Member entitled to vote at the meeting within a reasonable time prior thereto.  Failure to receive notice of a meeting on the part of any Member shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting.  Only matters set forth in the notice of a meeting may be voted on by the Members at a meeting.  The presence in person or by proxy of Members holding one-third of the total number of votes eligible to be cast by all Members as of the record date shall constitute a quorum at any meeting.  In the absence of a quorum, a meeting of the Members may be adjourned by action of a majority of the Members present in person or by proxy without additional notice to the Members.  Except as otherwise required by any provision of this Agreement or of the 1940 Act, (i) those candidates receiving a plurality of the votes cast at any meeting of Members shall be elected as Directors and (ii) all other actions of the Members taken at a meeting shall require the affirmative vote of Members holding a majority of the total number of votes eligible to be cast by those Members who are present in person or by proxy at such meeting.

(b)           Each Member as of the record date for a meeting of Members shall be entitled to cast at such meeting one vote with respect to each Unit held by the Member, as of the record date (and a proportionate fractional vote in the case of a fractional Unit).  The Board or, to the extent applicable, the Administrator shall establish a record date not less than 10 nor more than 60 days prior to the date of any meeting of Members to determine eligibility to vote at such meeting and the number of votes which each Member will be entitled to cast thereat, and shall maintain for each such record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to cast at the meeting.

(c)           A Member may vote at any meeting of Members by a proxy properly executed in writing by the Member and filed with the Fund before or at the time of the meeting.  A proxy may be suspended or revoked, as the case may be, by the Member executing the proxy by a later writing delivered to the Fund at any time prior to exercise of the proxy or if the Member executing the proxy shall be present at the meeting and decide to vote in person.  Any action of the Members that is permitted to be taken at a meeting of the Members may be taken without a meeting if consents in writing, setting forth the action taken, are signed by Members holding a majority of the total number of votes eligible to be cast or such greater percentage as may be required in order to approve such action.

3.4           Custody of Assets of the Fund.

The physical possession of all funds, Securities or other property of the Fund shall at all times be held, controlled and administered by one or more custodians retained by the Fund in accordance with the requirements of the 1940 Act.

3.5           Other Activities of Members (Including the Administrator), Directors and the Manager.

(a)           None of the Directors, officers of the Fund, the Manager nor the Administrator shall be required to devote full time to the affairs of the Fund, but shall devote such time as may reasonably be required to perform their obligations under this Agreement and any other agreement they may have with the Fund.

(b)           The Administrator and any Member, officer of the Fund, Director or the Manager, or Affiliate of any of them, may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquisition and disposition of Securities, provision of investment advisory or brokerage services, serving as directors, officers, employees, advisors or agents of other companies, partners of any partnership, members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements.  No Member shall have any rights in or to such activities of the Administrator or any other Member, officer of the Fund, Director, the Manager or Affiliates of any of them, or any profits derived therefrom.

3.6           Duty of Care.

(a)           The Directors, officers of the Fund, the Administrator, including any officer, director, member, partner, principal, employee or agent of the Administrator, and the Manager, including any officer, director, member, principal, employee or agent of the Manager and each of their affiliates, shall not be liable to the Fund or to any of its Members for any loss or damage occasioned by any act or omission in the performance of such person's services under this Agreement, unless it shall be determined by final judicial decision on the merits from which there is no further right to appeal that such loss is due to an act or omission of such person constituting willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's duties hereunder.

(b)           A Member not in breach of any obligation hereunder or under any agreement pursuant to which the Member subscribed for a Unit shall be liable to the Fund, any other Member or third parties only as required by applicable law or otherwise provided in this Agreement.

3.7           Indemnification.

(a)           To the fullest extent permitted by law, the Fund shall, subject to Section 3.7(b) hereof, indemnify each Director (including for this purpose their executors, heirs, assigns, successors or other legal representatives), officer of the Fund, the Manager and the Administrator (including for this purpose each affiliate, officer, director, member, partner, principal, employee or agent of the Manager or the Administrator or a member thereof, and the executors, heirs, assigns, successors or other legal representatives of each of the foregoing, and of any person who controls or is under common control, or otherwise is affiliated, with the Manager or the Administrator or any member thereof, and their executors, heirs, assigns, successors or other legal representatives) against all losses, claims, damages, liabilities, costs and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Director, an officer of the Fund or the Manager of the Fund or the past or present performance of services to the Fund by such indemnitee, or the past or present performance of services to the Fund by the Administrator, except to the extent such loss, claim, damage, liability, cost or expense shall have been finally determined in a non-appealable decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office.  The rights of indemnification provided under this Section 3.7 shall not be construed so as to provide for indemnification of an indemnitee for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.7 to the fullest extent permitted by law.

(b)           Expenses, including reasonable counsel fees, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), may be paid from time to time by the Fund in advance of the final disposition of any such action, suit, investigation or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Fund amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under Section 3.7(a) hereof; provided, however, that (i) such indemnitee shall provide security for such undertaking, (ii) the Fund shall be insured by or on behalf of such indemnitee against losses arising by reason of such indemnitee's failure to fulfill his or its undertaking, or (iii) a majority of the Directors (excluding any Director who is seeking advancement of expenses hereunder) or independent legal counsel in a written opinion shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe such indemnitee ultimately will be entitled to indemnification.

(c)           As to the disposition of any action, suit, investigation or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, indemnification shall be provided pursuant to Section 3.7(a) hereof if (i) approved as in the best interests of the Fund by a majority of the Directors (excluding any Director who is seeking indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, or (ii) the Directors secure a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office.

(d)           Any indemnification or advancement of expenses made pursuant to this Section 3.7 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office.  In any suit brought by an indemnitee to enforce a right to indemnification under this Section 3.7 it shall be a defense that, and in any suit in the name of the Fund to recover any indemnification or advancement of expenses made pursuant to this Section 3.7 the Fund shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in this Section 3.7.  In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.7, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.7 shall be on the Fund (or any Member acting derivatively or otherwise on behalf of the Fund or its Members).

(e)           An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.7 or to which he, she or it may otherwise be entitled except out of the assets of the Fund, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

(f)           The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law.  Nothing contained in this Section 3.7 shall affect the power of the Fund to purchase and maintain liability insurance on behalf of any officer of the Fund, Director, the Manager, the Administrator or other person.

3.8           Fees, Expenses and Reimbursement.

(a)           So long as the Administrator (or its affiliates) provides administrative services to the Fund, it shall be entitled to receive such fees as may be agreed to by the Administrator and the Fund pursuant to a separate written agreement, which, notwithstanding anything in this Agreement to the contrary, may be entered into by the Fund, without any further act, vote or approval of any Member.

(b)           So long as the Investment Management Agreement shall remain in full force and effect, the Fund shall pay the Manager the Investment Management Fee.

(c)           The Board may cause the Fund to compensate each Director for his or her services hereunder.  In addition, the Fund shall reimburse the Directors for reasonable out-of-pocket expenses incurred by them in performing their duties under this Agreement.

(d)           The Fund shall bear all expenses incurred in the business of the Fund other than those specifically required to be borne by the Manager pursuant to the Investment Management Agreement or by the Administrator pursuant to a separate written agreement with the Fund as contemplated by Section 3.8(a) hereof.  Expenses to be borne by the Fund include, but are not limited to, the following:

(1)	all costs and expenses associated with the operation and registration of the Fund, offering costs and expenses and the costs of compliance with any applicable federal or state laws;

(2)
the costs and expenses of holding any meetings of the Board and any meetings of Members that are regularly scheduled, permitted or required to be held by this Agreement, the 1940 Act or other applicable law;

(3)	fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Fund;

(4)	the costs of a fidelity bond and any liability or other insurance obtained on behalf of the Fund, the Manager, the Administrator or the Directors;

(5)	all costs and expenses associated with the selection of Investment Managers and Investment Funds, including due diligence and travel-related expenses;

(6)	all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Members;

(7)
all expenses of computing the Fund's net asset value, including any equipment or services obtained for the purpose of valuing the Fund's investment portfolio, including appraisal and valuation services provided by third parties;

(8)	all charges for equipment or services used for communications between the Fund and any custodian, or other agent engaged by the Fund;

(9)	the fees of custodians and other persons providing administrative services to the Fund;

(10)	all taxes (and related charges) to which the Fund may be subject, directly or indirectly, in the U.S., any state thereof, or any other U.S. or non-U.S. jurisdictions; and

(11)	such other types of expenses as may be approved from time to time by the Board.

The Manager and the Administrator shall be entitled to reimbursement from the Fund for any of the above expenses that either pays on behalf of the Fund.

(e)           The Fund from time to time, alone or in conjunction with other accounts for which the Manager, or any Affiliate of the Manager, acts as general partner, managing member or investment adviser, may purchase Insurance in such amounts, from such insurers and on such terms as the Board shall determine.

3.9           Liabilities and Duties.

To the extent that, at law or in equity, a Member, officer of the Fund or Director or other person has duties (including fiduciary duties) and liabilities relating thereto to the Fund or to a Member, officer of the Fund or a Director, any such Member, officer of the Fund, Director or other person acting under this Agreement shall not be liable to the Fund or to a Member, officer of the Fund or a Director for its good faith reliance on the provisions of this Agreement.  The provisions of this Agreement, to the extent that they restrict the duties and liabilities of a Member, an officer of the Fund, a Director or other person otherwise existing at law or in equity, are agreed to replace such other duties and liabilities of such Member, officer of the Fund, Director or other person.

ARTICLE IV

TERMINATION OF STATUS OF MANAGER AND DIRECTORS;
TRANSFERS AND REPURCHASES

4.1           Termination of Status of the Manager.

The status of the Manager shall terminate if the Investment Management Agreement with the Manager terminates and the Fund does not enter into a new Investment Management Agreement with such person, effective as of the date of such termination.

4.2           Termination of Status of a Director.

The status of a Director shall terminate if the Director (i) shall die; (ii) shall be adjudicated incompetent; (iii) shall voluntarily withdraw as a Director (upon not less than 90 days' prior written notice to the other Directors, unless the other Directors waive such notice); (iv) shall be removed under Section 4.3; (v) shall be certified by a physician to be mentally or physically unable to perform his duties hereunder; or (vi) shall have a receiver appointed to administer the property or affairs of such Director.

4.3           Removal of the Directors.

Any Director may be removed either by (a) the vote or written consent of at least two-thirds of the Directors not subject to the removal vote or (b) the vote or written consent of Members holding not less than two-thirds of the total number of votes eligible to be cast by all Members.

4.4           Transfer of Units of Members.

(a)           Units of a Member may be Transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of such Member or (ii) with the written consent of the Board (which may be withheld in its sole and absolute discretion).

(b)           If any transferee does not meet any investor eligibility requirements established by the Fund from time to time, or if the Board does not consent to a Transfer by operation of law, the Fund reserves the right to repurchase the transferred Units from the Member's successor pursuant to Section 4.5.

(c)           Any transferee that acquires Units by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetency of a Member or otherwise, shall be entitled to the right to tender such Units for repurchase by the Fund in connection with an offer to purchase Units made by the Fund and shall be entitled to receive any dividend and other distributions paid by the Fund with respect to Units, but shall not be entitled to the other rights of a Member unless and until such transferee becomes a substituted Member.  In no event, however, will any transferee or assignee be admitted as a Member without the consent of the Board (or its delegate), which may be withheld in its (or its delegate's) sole discretion.  The admission of any transferee or successor as a substituted Member shall be effective upon the aforementioned consent of the Board and the execution and delivery by, or on behalf of, such substituted Member of either a counterpart of this Agreement or an instrument that constitutes the execution and delivery of this Agreement.

(d)           Any pledge, transfer, or assignment not made in accordance with this Section 4.4 shall be void.

(e)           Each transferring Member and transferee agrees to pay all expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with such Transfer.  Upon the Transfer to another person or persons of all of a Member's Units, such transferring Member shall cease to be a member of the Fund.  Each transferring Member shall indemnify and hold harmless the Fund, the Directors, officers of the Fund, the Administrator, each other Member and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from (i) any Transfer made by such Member in violation of this Section 4.4 and (ii) any misrepresentation by such Member (or such Member's transferee) in connection with any such Transfer.

4.5           Repurchase of Units.

(a)           Except as otherwise provided in this Agreement, no Member or other person holding any Units shall have the right to withdraw or tender to the Fund for repurchase of any such Units.  The Board may from time to time, in its complete and exclusive discretion and on such terms and conditions as it may determine, cause the Fund to repurchase Units pursuant to written tenders.  In determining whether to cause the Fund to repurchase Units pursuant to written tenders, the Board shall consider the following factors, among others:

(1)	whether any Members have requested to tender Units to the Fund;

(2)	the liquidity of the Fund's assets;

(3)	the investment plans and working capital requirements of the Fund;

(4)	the relative economies of scale with respect to the size of the Fund;

(5)	the history of the Fund in repurchasing Units;

(6)	the condition of the securities markets; and

(7)	the anticipated tax consequences of any proposed repurchases of Units.

The Board shall cause the Fund to repurchase Units pursuant to written tenders only on terms fair to the Fund and to all Members (including persons holding Units acquired from Members), as applicable.

(b)           The Board may cause the Fund to repurchase any Units of a Member or any person acquiring any Units from or through a Member if the Board determines or has reason to believe that:

(1)
such Units have been transferred in violation of Section 4.4 hereof, or such Units have vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Member;

(2)
ownership of such Units by a Member or other person will cause the Fund to be in violation of, or require registration of any Units under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

(3)
continued ownership of such Units may be harmful or injurious to the business or reputation of the Fund, the Manager, the Administrator or the Directors, or may subject the Fund or any of the Members to an undue risk of adverse tax or other fiscal consequences;

(4)	any of the representations and warranties made by a Member in connection with the acquisition of Units was not true when made or has ceased to be true; or

(5)	it would be in the best interests of the Fund, as determined by the Board, for the Fund to repurchase such Units.

(c)           Repurchases of Units by the Fund shall be payable in cash, or in whole or in part by a non-transferable promissory note, in each case without interest, unless the Board, in its discretion, determines otherwise, or, in the discretion of the Board, in Securities (or any combination of Securities and cash) of equivalent value.  All such repurchases shall be subject to any and all conditions as the Board may impose and shall be effective as of a date set by the Board after receipt by the Fund of all eligible written tenders of Units.  The amount due to any Member whose Units are repurchased shall be equal to the net asset value of such Member's Units as applicable as of the effective date of repurchase.

ARTICLE V

UNITS

5.1           Units.

(a)           The number of the Fund's authorized Units and the number of Units that may be issued is unlimited, and, subject to Section 2.7 hereof and Section 5.1(i) hereof, the Directors may issue Units for such consideration and on such terms as they may determine (or for no consideration if issued in connection with a dividend in Units or a split of Units), or may reduce the number of issued Units in proportion to the relative net asset value of the Units then outstanding, all without action or approval of the Members.  All Units when so issued on the terms determined by the Directors shall be fully paid and non-assessable.

(b)           In accordance with Section 2.8 hereof, any Director, officer or other agent of the Fund (including, without limitation, the Adviser), and any organization in which any such person is interested may acquire, own, and dispose of Units of the Fund to the same extent as if such person were not a Director, officer or other agent of the Fund; and the Fund may issue and sell or cause to be issued and sold and may purchase Units from any such person or any such organization subject only to the limitations, restrictions or other provisions applicable to the sale or purchase of Units generally.

(c)           Units shall not be represented by certificates, but only by notation on the Unit records of the Fund, as kept by the Fund or by any transfer or similar agent, as the case may be.  The Unit records of the Fund, whether maintained by the Fund or any transfer or similar agent, as the case may be, shall be conclusive as to who are the holders of Units and as to the number of Units held from time to time by each such person.

(d)           All consideration received by the Fund for the issue or sale of Units, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to the Fund generally and not to the account of any particular Member or holder of Units, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Fund.

(e)           The liabilities, expenses, costs, charges and reserves attributable to the Fund shall be charged and allocated to the assets belonging to the Fund generally and not to the account of any particular Member or holder of Units and shall be so recorded upon the books of account of the Fund.

(f)           Dividends and distributions on Units may be paid to the Members or holders of Units, with such frequency as the Directors may determine, which may be daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Directors may determine, from such of the income, capital gains accrued or realized, and capital and surplus, after providing for actual and accrued liabilities of the Fund.  All dividends and distributions on Units shall be distributed pro rata to the Members or other holders of Units in proportion to the number of Units held by such persons at the date and time of record established for the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure the Directors may determine that no dividend or distribution shall be payable on Units as to which the Member's purchase order and/or payment have not been received by the time or times established by the Directors under such program or procedure.  Dividends and distributions on Units may be made in cash or Units or a combination thereof as determined by the Directors or pursuant to any program that the Directors may have in effect at the time for the election by each Member or other holder of Units of the mode of the making of such dividend or distribution to that person.  Any dividend or distribution paid in Units will be paid at the net asset value thereof as determined in accordance with Section 7.2 hereof.  Notwithstanding anything in this Agreement to the contrary, the Directors may at any time declare and distribute a dividend of Units or other property pro rata among the Members or other holders of Units at the date and time of record established for the payment of such dividends or distributions.

(g)           Notwithstanding anything to the contrary contained herein, none of the Directors or the Members, nor any other person on behalf of the Fund, shall make a distribution to the Members on account of their interest in the Fund if such distribution would violate the Delaware Act or any other applicable law.

(h)           Units shall be transferable only in accordance with Section 4.4 hereof.

(i)           Except as provided herein, each Unit shall represent an equal proportionate interest in the assets of the Fund (subject to the liabilities of the Fund), and each Unit shall be equal with respect to net asset value per Unit as against each other Unit.  The rights attaching to all Units shall be identical as to right of repurchase by the Fund, dividends and other distributions (whether or not on liquidation), and voting rights.  The Directors may from time to time divide or combine the Units into a greater or lesser number of Units provided that such division or combination does not change the proportionate beneficial interest in the assets of the Fund of any Member or other holder of Units or in any way affect the rights of Units.

(j)           The Directors, subject to Section 2.7 hereof, may accept investments in the Fund by way of Unit purchase, from such persons, on such terms (including minimum purchase amounts) and for such consideration, not inconsistent with the provisions of the 1940 Act, as they from time to time authorize or determine.  Such investments may be in the form of cash, Securities or other property in which the Fund is authorized to invest, hold or own, valued as provided in Section 7.2 hereof.  The Directors may authorize any distributor, principal underwriter, custodian, transfer agent or other person to accept orders for the purchase or sale of Units that conform to such authorized terms and to reject any purchase or sale orders for Units whether or not conforming to such authorized terms.  The Fund shall charge each Member making an investment in the form of Securities such amount as may be determined by the Board not exceeding 2% of the value of such investment in order to reimburse the Fund for any costs incurred by the Fund by reason of accepting such Securities, and any such charge shall be due and payable in full at the time the investment to which such charges relate is due.  The value of contributed Securities shall be determined in accordance with Section 7.2 hereof as of the date of contribution.

(k)           Units may be issued as fractions thereof.  Any fractional Unit, if outstanding, shall carry proportionately all the rights and obligations of a whole Unit, including those rights and obligations with respect to voting, receipt of dividends and distributions, redemption of Units, and liquidation of the Fund.  Fractions of Units shall be calculated to three decimal points.

5.2           Rights of Members to Capital.

No Member shall be entitled to interest on any capital contributed to the Fund through such Member's purchase of Units, nor shall any Member be entitled to the return of any capital of the Fund except (i) upon the repurchase by the Fund of a part or all of such Member's Units pursuant to Section 4.5 hereof or (ii) upon the liquidation of the Fund's assets pursuant to Section 6.2 hereof.  Except as provided in Section 2.9 hereof, no Member shall be liable for the return of any such amounts.  No Member shall have the right to require partition of the Fund's property or to compel any sale or appraisal of the Fund's assets.

ARTICLE VI

DISSOLUTION AND LIQUIDATION

6.1           Dissolution.

(a)           The Fund shall be dissolved at any time there are no Members, unless the Fund is continued in accordance with the Delaware Act, or upon the occurrence of any of the following events:

(1)	upon the affirmative vote to dissolve the Fund by both (i) the Board and (ii) Members holding at least two-thirds of the outstanding Units of the Fund;

(2)
upon the determination of the Members not to continue the business of the Fund at a meeting called by the Administrator in accordance with Section 2.6(c) hereof when no Director remains to continue the business of the Fund or if the required number of Directors is not elected within 60 days after the date on which the last Director ceased to act in that capacity;

(3)
upon the expiration of any two-year period which commences on the date on which any Member has submitted a written notice to the Fund requesting to tender all of such Member's Units for repurchase by the Fund if such Member has not been permitted to do so at any time during such period;

(4)	upon the determination by the Manager to dissolve the Fund;

(5)	upon termination of the Investment Management Agreement; or

(6)	as required by operation of law.

Dissolution of the Fund shall be effective on the day on which the event giving rise to the dissolution shall occur, but the Fund shall not terminate until the assets of the Fund have been liquidated in accordance with Section 6.2 hereof and the Certificate has been canceled.

6.2           Liquidation of Assets.

(a)           Upon the dissolution of the Fund as provided in Section 6.1 hereof, the Board, acting directly or through a liquidator it selects, shall liquidate, in an orderly manner, the business and administrative affairs of the Fund, except that if the Board is unable to perform this function, a liquidator elected by Members holding a majority of the total number of votes eligible to be cast by all Members shall liquidate, in an orderly manner, the business and administrative affairs of the Fund.  The proceeds from liquidation shall, subject to the Delaware Act, be distributed in the following manner:

(1)
in satisfaction (whether by payment or the making of reasonable provision for payment thereof) of the debts and liabilities of the Fund, including the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), but not including debt and liabilities to Members, up to and including the date that distribution of the Fund's assets to the Members has been completed, shall first be paid on a pro rata basis;

(2)	such debts, liabilities or obligations as are owing to the Members shall be paid next in their order of seniority and on a pro rata basis; and

(3)	the Members and other holders of Units shall be paid next on a pro rata basis, in proportion to the relative number of Units held by such person.

(b)           Anything in this Section 6.2 to the contrary notwithstanding, but subject to the priorities set forth in Section 6.2(a) above, upon dissolution of the Fund, the Board or other liquidator may distribute ratably in kind any assets of the Fund; provided, however, that if any in-kind distribution is to be made, the assets distributed in kind shall be valued pursuant to Section 7.2 hereof as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under Section 6.2(a) above.

ARTICLE VII

ACCOUNTING, VALUATIONS AND WITHHOLDING

7.1           Accounting and Reports.

(a)           The Fund shall adopt for tax accounting purposes any accounting method which the Board shall decide in its sole discretion is in the best interests of the Fund.  The Fund's accounts shall be maintained in U.S. currency.

(b)           After the end of each taxable year (and/or each calendar year), the Fund shall furnish to each Member such information regarding the operation of the Fund and such Member's Units as is necessary for Members to complete federal and state income tax or information returns and any other tax information required by federal or state law.

(c)           Except as otherwise required by the 1940 Act, or as may otherwise be permitted by rule, regulation or order, within 60 days after the close of the period for which a report required under this Section 7.1(c) is being made, the Fund shall furnish to each Member a semi-annual report and an annual report containing the information required by the 1940 Act.  The Fund shall cause financial statements contained in each annual report furnished hereunder to be accompanied by a certificate of independent public accountants based upon an audit performed in accordance with generally accepted accounting principles.  The Fund may furnish to one or more Members such other periodic reports and information regarding the affairs of the Fund as it deems necessary or appropriate in its sole discretion.

(d)           Except as set forth specifically in this Section 7.1, no Member shall have the right to obtain any other information about the business or financial condition of the Fund, about any other Member or former Member or about the affairs of the Fund.  No act of the Fund, the Manager, the Administrator or any other person that results in a Member being furnished any such information shall confer on such Member or any other Member the right in the future to receive such or similar information or constitute a waiver of, or limitation on, the Fund's ability to enforce the limitations set forth in the first sentence of this Section 7.1(d).

7.2           Valuation of Assets.

(a)           Except as may be required by the 1940 Act, the Board shall value or have valued any Securities or other assets and liabilities of the Fund (other than assets invested in Investment Funds) as of the close of business on the last day of each calendar month or more frequently, in the discretion of the Board, in accordance with such valuation procedures as shall be established from time to time by the Board and which conform to the requirements of the 1940 Act.  Assets of the Fund invested in Investment Funds shall be valued at fair value, which ordinarily will be the value determined by their Investment Managers in accordance with the policies established by the relevant Investment Fund.  In determining the value of the assets of the Fund, no value shall be placed on the goodwill or name of the Fund, or the office records, files, statistical data or any similar intangible assets of the Fund not normally reflected in the Fund's accounting records, but there shall be taken into consideration any items of income earned but not received, expenses incurred but not yet paid, liabilities, fixed or contingent, and any other prepaid expenses to the extent not otherwise reflected in the books of account, and the value of options or commitments to purchase or sell Securities or commodities pursuant to agreements entered into prior to such valuation date.

(b)           The value of Securities and other assets of the Fund and the net worth of the Fund as a whole determined pursuant to this Section 7.2 shall be conclusive and binding on all of the Members and all parties claiming through or under them.

7.3           Withholding.

(a)           The Board may withhold and pay over to the Internal Revenue Service (or any other relevant taxing authority) taxes from any distribution to any Member to the extent required by the Code or any other applicable law.

(b)           For purposes of this Agreement, any taxes so withheld or paid over by the Fund with respect to any amount distributed by the Fund to any Member shall be deemed to be a distribution or payment to such Member, reducing the amount otherwise distributable to such Member pursuant to this Agreement.

(c)           The Board shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member that may be eligible for such reduction or exemption.  Each Member shall furnish the Fund with such information and properly completed and executed originals of tax forms as such Member may be required to complete where necessary to comply with any and all laws and regulations governing the obligations of withholding tax agents and/or otherwise necessary to enable the Fund or any investment thereof to comply with or mitigate their respective tax reporting, tax withholding, tax payment and/or tax compliance obligations, including any such obligations under Sections 1471 through 1474 of the Code, any regulations or official guidance promulgated thereunder or any fiscal or regulatory legislation, rules or practices implementing an intergovernmental approach thereto, or which may arise as a result of a change in law or in the interpretation thereof.  Each Member represents and warrants that any such information and forms furnished by such Member shall be true and accurate and agrees to indemnify the Fund and each of the Members from any and all damages, costs and expenses resulting from the filing of inaccurate or incomplete information or forms relating to such withholding taxes.

ARTICLE VIII

 MISCELLANEOUS PROVISIONS

8.1           Amendment of Limited Liability Company Agreement.

(a)           Except as otherwise provided in this Section 8.1, this Agreement may be amended, in whole or in part, with the approval of (i) the Directors (including the vote of a majority of the Independent Directors, if required by the 1940 Act), (ii) the Administrator (to the extent consistent with its administrative functions) or (iii) if required by the 1940 Act, the approval of the Members by such vote as is required by the 1940 Act.

(b)           Any amendment that would:

(1)	increase the obligation of a Member to make any contribution to the Fund;

(2)	reduce the rights attaching to the Units held by any person as against the rights attaching to the Units held by any other person, except to the extent specifically contemplated by Section 5.1(i); or

(3)	modify the events causing the dissolution of the Fund;

may be made only if (i) the written consent of each Member adversely affected thereby is obtained prior to the effectiveness thereof or (ii) such amendment does not become effective until (A) each Member has received written notice of such amendment (except an amendment contemplated in Section 8.1(c)(2) hereof) and (B) any Member objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the Board) to tender all of his or her Units for repurchase by the Fund.

(c)           By way of example only, the Board or the Administrator at any time without the consent of the Members may:

(1)	restate this Agreement together with any amendments hereto which have been duly adopted in accordance herewith to incorporate such amendments in a single, integrated document;

(2)
amend this Agreement (other than with respect to the matters set forth in Section 8.1(b) hereof) to effect compliance with any applicable law or regulation or to cure any ambiguity or to correct or supplement any provision hereof which may be inconsistent with any other provision hereof; or

(3)	amend this Agreement to make such changes as may be necessary or desirable, based on advice of legal counsel to the Fund, to assure that the Fund maintains its then-current federal tax treatment.

(d)           The Board shall give written notice of any proposed amendment to this Agreement to each Member, which notice shall set forth (i) the text of the proposed amendment or (ii) a summary thereof and a statement that the text thereof will be furnished to any Member upon request.

8.2           Special Power of Attorney.

(a)           Each Member hereby irrevocably makes, constitutes and appoints the Administrator and each of the Directors, acting severally, and any liquidator of the Fund's assets appointed pursuant to Section 6.2 hereof with full power of substitution, the true and lawful representatives and attorneys-in-fact of, and in the name, place and stead of, such Member, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file and/or publish:

(1)	any amendment to this Agreement which complies with the provisions of this Agreement (including the provisions of Section 8.1 hereof);

(2)	any amendment to the Certificate required because this Agreement is amended or as otherwise required by the Delaware Act; and

(3)
all other such instruments, documents and certificates which, in the opinion of legal counsel to the Fund, from time to time may be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund as a limited liability company under the Delaware Act.

(b)           Each Member is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Fund without such Member's consent.  If an amendment to the Certificate or this Agreement or any action by or with respect to the Fund is taken in the manner contemplated by this Agreement, each Member agrees that, notwithstanding any objection which such Member may assert with respect to such action, the attorneys-in-fact appointed hereby are authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner which may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted.  Each Member is fully aware that each Member will rely on the effectiveness of this special power-of-attorney with a view to the orderly administration of the affairs of the Fund.

(c)           This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of the Administrator and each of the Directors, acting severally, and any liquidator of the Fund's assets, appointed pursuant to Section 6.2 hereof, and as such:

(1)
shall be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any party granting this power-of-attorney, regardless of whether the Fund, the Board or any liquidator shall have had notice thereof; and

(2)
shall survive the delivery of a Transfer by a Member of its Units, except that where the transferee thereof has been approved by the Board for admission to the Fund as a substituted Member, this power-of-attorney given by the transferor shall survive the delivery of such assignment for the sole purpose of enabling the Board or any liquidator to execute, acknowledge and file any instrument necessary to effect such substitution.

8.3           Notices.

Notices which may or are required to be provided under this Agreement shall be made, if to a Member, by regular mail, hand delivery, registered or certified mail return receipt requested, commercial courier service, telex, telecopier or other electronic means, or, if to the Fund, by registered or certified mail, return receipt requested, and shall be addressed to the respective parties hereto at their addresses as set forth on the books and records of the Fund (or to such other addresses as may be designated by any party hereto by notice addressed to the Fund in the case of notice given to any Member, and to each of the Members in the case of notice given to the Fund).  Notices shall be deemed to have been provided when delivered by hand, on the date indicated as the date of receipt on a return receipt or when received if sent by regular mail, commercial courier service, telex or telecopier.  A document that is not a notice and that is required to be provided under this Agreement by any party to another party may be delivered by any reasonable means.

8.4           Agreement Binding Upon Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns, executors, trustees or other legal representatives, but the rights and obligations of the parties hereunder may not be Transferred or delegated except as provided in this Agreement and any attempted Transfer or delegation thereof which is not made pursuant to the terms of this Agreement shall be void.

8.5           Applicability of 1940 Act and Form N-2.

The parties hereto acknowledge that this Agreement is not intended to, and does not set forth the substantive provisions contained in the 1940 Act and the Form N-2 which affect numerous aspects of the conduct of the Fund's business and of the rights, privileges and obligations of the Members.  Each provision of this Agreement shall be subject to and interpreted in a manner consistent with the applicable provisions of the 1940 Act and the Form N-2.

8.6           Choice of Law; Arbitration.

(a)           Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Delaware, including the Delaware Act, without regard to the conflict of law principles of such State.

(b)           Each Member agrees to submit all controversies arising between or among Members or one or more Members and the Fund in connection with the Fund or its businesses or concerning any transaction, dispute or the construction, performance or breach of this or any other agreement, whether entered into prior to, on or subsequent to the date hereof, to arbitration in accordance with the provisions set forth below.  Each Member understands that:

(1)	arbitration is final and binding on the parties;

(2)	the parties are waiving their rights to seek remedies in court, including the right to jury trial;

(3)	pre-arbitration discovery is generally more limited than and different from court proceedings;

(4)	the arbitrator's award is not required to include factual findings or legal reasoning and a party's right to appeal or to seek modification of rulings by arbitrators is strictly limited; and

(5)	a panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.

(c)           Controversies shall be determined by arbitration before, and only before, an arbitration panel convened by The New York Stock Exchange, Inc. or the Financial Industry Regulatory Authority, Inc. (FINRA), to the fullest extent permitted by law.  The parties may also select any other national securities exchange's arbitration forum upon which a party is legally required to arbitrate the controversy, to the fullest extent permitted by law.  Such arbitration shall be governed by the rules of the organization convening the panel, to the fullest extent permitted by law.  Judgment on any award of any such arbitration may be entered in the Supreme Court of the State of New York or in any other court having jurisdiction over the party or parties against whom such award is rendered.  Each Member agrees that the determination of the arbitrators shall be binding and conclusive upon them.

(d)           No Member shall bring a putative or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against any person who has initiated in court a putative class action or who is a member of a putative class who has not opted out of the class with respect to any claims encompassed by the putative class action unless and until: (i) the class certification is denied; or (ii) the class is decertified; or (iii) the Member is excluded from the class by the court.  The forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this Agreement except to the extent stated herein.

8.7           Not for Benefit of Creditors.

The provisions of this Agreement are intended only for the regulation of relations among past, present and future Members, the Manager, the Administrator, officers of the Fund, Directors and the Fund.  This Agreement is not intended for the benefit of non-Member creditors and no rights are granted to non-Member creditors under this Agreement (except as provided in Section 3.7).

8.8           Consents.

Any and all consents, agreements or approvals provided for or permitted by this Agreement shall be in writing and a signed copy thereof shall be filed and kept with the books of the Fund.

8.9           Merger and Consolidation.

(a)           The Fund may merge or consolidate with or into one or more limited liability companies formed under the Delaware Act or other business entities (as defined in Section 18-209(a) of the Delaware Act) pursuant to an agreement of merger or consolidation which has been approved in the manner contemplated by Section 18-209(b) of the Delaware Act.

(b)           Notwithstanding anything to the contrary contained elsewhere in this Agreement, an agreement of merger or consolidation approved in accordance with Section 18-209(b) of the Delaware Act may (i) effect any amendment to this Agreement, (ii) effect the adoption of a new limited liability company agreement for the Fund if it is the surviving or resulting limited liability company in the merger or consolidation, or (iii) provide that the limited liability company agreement of any other constituent limited liability company to the merger or consolidation (including a limited liability company formed for the purpose of consummating the merger or consolidation) shall be the limited liability company agreement of the surviving or resulting limited liability company.

8.10           Pronouns.

All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons, firm or corporation may require in the context thereof.

8.11           Confidentiality.

(a)           Each Member covenants that, except as required by applicable law or any regulatory body, it will not divulge, furnish or make accessible to any other person the name or address (whether business, residence or mailing) of any Member (collectively, "Confidential Information") without the prior written consent of the Board, which consent may be withheld in its sole discretion.

(b)           Each Member recognizes that in the event that this Section 8.11 is breached by any Member or any of its principals, partners, members, directors, officers, employees or agents or any of its affiliates, including any of such affiliates' principals, partners, members, directors, officers, employees or agents, irreparable injury may result to the non-breaching Members and the Fund.  Accordingly, in addition to any and all other remedies at law or in equity to which the non-breaching Members and the Fund may be entitled, such Members also shall have the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus reasonable attorneys' fees and other litigation expenses incurred in connection therewith.

(c)           Notwithstanding anything to the contrary in this Agreement, the Board or the Administrator shall have the right to keep confidential from the Members for such period of time as it deems reasonable any information which the Board or the Administrator reasonably believes to be in the nature of trade secrets or other information the disclosure of which the Board or the Administrator in good faith believes is not in the best interest of the Fund or could damage the Fund or its business or which the Fund is required by law or by agreement with a third party to keep confidential.

8.12           Tax Certifications.

Each Member or transferee of Units from a Member that is admitted to the Fund in accordance with this Agreement shall certify, upon admission to the Fund and at such other time thereafter as the Board may request, whether he or she is a "United States person" within the meaning of Section 7701(a)(30) of the Code, and make other applicable certifications, on forms to be provided by the Fund, and shall notify the Fund within 30 days of any change in such Member's status or in any other information previously provided on such forms.  Any Member who shall fail to provide certification of its "United States person" status when requested to do so by the Board may be treated as a non-United States person for purposes of U.S. federal tax withholding.

8.13           Severability.

If any provision of this Agreement is determined by a court of competent jurisdiction not to be enforceable in the manner set forth in this Agreement, each Member agrees that it is the intention of the Members that such provision should be enforceable to the maximum extent possible under applicable law.  If any provisions of this Agreement are held to be invalid or unenforceable, such invalidation or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement (or portion thereof).

8.14           Filing of Returns.

The Board or its designated agent shall prepare and file, or cause the accountants of the Fund to prepare and file, a Federal income tax return in compliance with applicable provisions of the Code and any required state and local income tax and information returns for each tax year of the Fund.

8.15           Entire Agreement.

This Agreement (including the Schedule attached hereto which is incorporated herein) constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.  It is hereby acknowledged and agreed that the Board, without the approval of any Member may enter into written agreements ("Other Agreements") with Members, executed contemporaneously with the admission of such Members to the Fund, effecting the terms hereof or of any application in order to meet certain requirements of such Members.  The parties hereto agree that any terms contained in an Other Agreement with a Member shall govern with respect to such Member notwithstanding the provisions of this Agreement or of any application.

8.16           Discretion.

Notwithstanding anything to the contrary in this Agreement or any agreement contemplated herein or in any provisions of law or in equity, whenever in this Agreement, a person is permitted or required to make a decision (i) in its "sole discretion" or "discretion" or under a grant of similar authority or latitude, such person shall be entitled to consider only such interests and factors as it desires, including its own interests, and shall, to the fullest extent permitted by law, have no duty or obligation to give any consideration to any interest of or factors affecting the Fund or the Members, or (ii) in its "good faith" or under another express standard, then such person shall act under such express standard.

8.17           Counterparts.

This Agreement may be executed in several counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all the parties have not signed the same counterpart.

THE UNDERSIGNED ACKNOWLEDGES HAVING READ THIS AGREEMENT IN ITS ENTIRETY BEFORE SIGNING, INCLUDING THE PRE-DISPUTE ARBITRATION CLAUSES SET FORTH IN SECTION 8.6 AND THE CONFIDENTIALITY CLAUSES SET FORTH IN SECTION 8.11.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.

UBS ALTERNATIVE AND QUANTITATIVE INVESTMENTS LLC, as Administrator, pursuant to the Special Power of Attorney under Section 8.2(a) hereof:

By:           /s/ William J. Ferri
Name:  William J. Ferri
Title:    Authorized Person

By:           /s/ Dylan Germishuys
Name:  Dylan Germishuys
Title:    Authorized Person

ADDITIONAL MEMBERS:

Each person who has signed or has had signed on its behalf a Member Signature Page, which shall constitute a counterpart hereof.

SCHEDULE I

Directors

Name and Address

Virginia A. Breen c/o UBS Alternative and Quantitative Investments LLC 677 Washington Boulevard Stamford, Connecticut 06901

Meyer Feldberg c/o UBS Alternative and Quantitative Investments LLC 677 Washington Boulevard Stamford, Connecticut 06901

George W. Gowen c/o UBS Alternative and Quantitative Investments LLC 677 Washington Boulevard Stamford, Connecticut 06901

Stephen H. Penman c/o UBS Alternative and Quantitative Investments LLC 677 Washington Boulevard Stamford, Connecticut 06901

APPENDIX B

A&Q ALTERNATIVE FIXED-INCOME STRATEGIES FUND LLC

DIVIDEND REINVESTMENT ELECTION FORM

As disclosed in the Supplement dated January 12, 2015 to the Fund's Prospectus dated May 1, 2014, distributions, if any, paid to you by the Fund will be reinvested in additional units of limited liability company interests in the Fund (the "Units") unless you "opt out" (i.e., you elect not to reinvest in Units).

You may affirmatively "opt out" and elect to receive any and all distributions in cash by completing this form and returning it, along with a completed Investor Certificate, to your Financial Advisor.

We recommend that you consult with your tax advisor and/or financial professional before making important dividend reinvestment elections for your account.

1.	Account Information

Account Owner(s) / Entity Name(s):

Social Security / Tax Identification Number(s):

UBS Financial Services, Inc. Account Number:

2.	Dividend Reinvestment Election

I understand that if I do not check the following box, distributions for my account will be automatically reinvested in Units of the Fund:

☐ I wish to receive distributions in cash.

3.	Signature(s)

By signing below, I certify that I am authorized to make this dividend election.  I understand that neither the Fund nor UBS Alternative and Quantitative Investments LLC, the Fund's investment adviser, provides tax advice and that neither is responsible for the elections I am making in respect of Units in my account.

	Signature #1	Date:

	Signature #2 (if applicable)	Date:

© 2015 UBS Alternative and Quantitative Investments LLC

UBS Alternative and Quantitative Investments LLC is a subsidiary of UBS AG.  All rights reserved.